UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Thermon Group Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O Rodney L. Bingham O Marcus J. George O Richard E. Goodrich O Kevin J. McGinty O John T. Nesser O Michael W. Press O Stephen A. Snider O Charles A. Sorrentino 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013 3. To approve, on a non-binding advisory basis, the compensation of the Company's executive officers as described in the proxy statement 4. To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s executive officers 5. To approve the Thermon Group Holdings, Inc. 2012 Short-Term Incentive Plan The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2012 Annual Report on Form 10-K. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF THERMON GROUP HOLDINGS, INC. August 2, 2012 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 5 AND “1 YEAR” ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20830304030000000000 4 080212 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING: The Notice of Meeting, Annual Report on Form 10-K, proxy statement and proxy card are available at http://proxy.thermon.com FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2 years 3 years ABSTAIN 1 year FOR AGAINST ABSTAIN

1. Election as directors each of the nominees listed below: Rodney L. Bingham Marcus J. George Richard E. Goodrich Kevin J. McGinty John T. Nesser Michael W. Press Stephen A. Snider Charles A. Sorrentino 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013 3. To approve, on a non-binding advisory basis, the compensation of the Company's executive officers as described in the proxy statement 4. To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s executive officers 5. To approve the Thermon Group Holdings, Inc. 2012 Short-Term Incentive Plan NOMINEES: Important Notice of Availability of Proxy Materials for the Stockholder Meeting of THERMON GROUP HOLDINGS, INC. To Be Held On: August 2, 2012, 8:00 a.m. Central Time Embassy Suites Hotel and Conference Center, 1001 E. McCarty Lane, San Marcos, Texas 78666 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 7/19/2012. Please visit http://proxy.thermon.com, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 512-396-5801 E-MAIL: investor.relations@thermon.com WEBSITE: http://proxy.thermon.com TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit http://proxy.thermon.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail.